UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 13, 2009
Date of Earliest Event Reported: November 10, 2009

Medis Technologies Ltd.
(Exact name of registrant as specified in its charter)

Delaware	0-30391	13-3669062
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

805 Third Avenue New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 935-8484

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers

Medis Technologies Ltd. ("Medis" ), today announced that Jose Mejia has resigned as its Chairman and CEO effective November 10, 2009, and that Gennadi Finkelshtain has resigned as Chief Technology Officer of Medis' wholly owned Israeli operating subsidiaries, More Energy Ltd. and Medis El Ltd, effective November 4 , 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medis Technologies Ltd.

Date: November 13, 2009	By:	/s/ Steven N. Crea
Steven N. Crea
Chief Financial Officer